IVY FUNDS
Macquarie High Income Fund (formerly, Delaware Ivy High Income Fund)

DELAWARE VIP TRUST
Macquarie VIP Fund for Income Series

IVY VARIABLE INSURANCE PORTFOLIOS
Macquarie VIP High Income Series

(each, a “Fund”)

Supplement to the current Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”) for each Fund, as may be amended

Effective December 1, 2025 (Effective Date), John McCarthy will serve as the sole portfolio manager for each Fund. All references to another portfolio manager are removed from each Fund’s Summary Prospectus, Statutory Prospectus, and SAI.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated November 28, 2025.